UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 2, 2012

AVID TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-21174	04-2977748
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

75 Network Drive, Burlington, Massachusetts 01803 (Address of Principal Executive Offices) (Zip Code)

(978) 640-6789 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05                                             Costs Associated with Exit or Disposal Activities.

On July 2, 2012, Avid Technology, Inc. (the “Company”) committed to a reduction in force and related actions intended to improve operational efficiencies.  The reduction in force impacts approximately 20% of the Company’s employees, including employees being transferred to the entities specified in Item 7.01 below.  In connection with these actions and the divestitures referred to in Item 7.01 below, the Company intends to focus its resources on the media enterprise market and the post and professional market. The Company anticipates that it will complete the reduction in force and related actions during the third quarter of 2012.  The Company expects to incur total expenses relating to termination benefits and facility costs associated with the reduction in force and related actions of approximately $19 million to $23 million, which primarily represent cash expenditures. The Company expects to record the majority of these charges in the quarter ended June 30, 2012.  In aggregate, the annualized cost savings, excluding product material cost, estimated to be realized by the Company from these actions and the divestitures referred to in Item 7.01 below are approximately $80 million.  These savings will appear in both the Company’s cost of sales and operating expenses.  In addition, the Company expects overall gross margins to improve in the second half of 2012 and further improve in 2013 due to favorable product mix and the Company’s cost reduction efforts.

The Company is still evaluating the impact of the reduction in force and related actions and the divestitures described in Item 7.01 below on its financial statements for the quarter ended June 30, 2012.

Item 5.02.                                        Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 Effective July 2, 2012, Kirk E. Arnold will cease to serve as the Company’s Executive Vice President and Chief Operating Officer.

Effective August 10, 2012, Jason G. Burke, the Company’s Vice President of Finance and Principal Accounting Officer, will be ending his employment with the Company.

Item 7.01                                             Regulation FD Disclosure.

On July 2, 2012, the Company issued a press release, attached as Exhibit 99.1 to this Form 8-K, announcing that it has initiated a series of strategic actions to focus the Company on its media enterprise and post and professional customers and to drive improved operating performance.

As part of these actions, the Company is divesting its consumer businesses.  The Company has entered into an Asset Purchase Agreement (the “Audio APA”) with Numark Industries, L.P. (“Numark”) pursuant to which the Company agreed to sell its group of consumer audio products and certain related assets to Numark.  The sale is expected to be consummated on or about July 2, 2012. The aggregate purchase price payable to the Company pursuant to the Audio APA is approximately $13.9 million, subject to adjustment for closing inventory levels, with approximately $2 million to be held in escrow as security for the representations, warranties, covenants and agreements made by the Company pursuant to the Audio APA. The Audio APA includes customary representations, warranties and covenants by the parties.

The Company has also entered into an Asset Purchase Agreement (the “Video APA”) with Corel Corporation (“Corel”) pursuant to which the Company has agreed to sell its group of consumer video products and certain related assets to Corel.   The sale is expected to be consummated on or about July 2, 2012.  The aggregate purchase price payable to the Company pursuant to the Video APA is $3 million, with $0.6 million to be held in escrow as security for the representations, warranties, covenants and agreements made by the Company pursuant to the Video APA. The Video APA includes customary representations, warranties and covenants by the parties.

A conference call to discuss the divestitures and the other actions taken by the Company on the date hereof will be held at 12:00 p.m. ET on July 2, 2012. The call is open to the public and can be accessed by dialing 719-325-2234 and referencing confirmation code 2084154.  The call and presentation slides will also be available on the Company’s website. To listen to the call and to view the slides, go to http://ir.avid.com/events.cfm prior to the start of the conference call.  A subsequent replay of the call will be available on the Company’s website.

The information contained in Item 7.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01                                            Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
99.1*	Press release dated July 2, 2012

*  Document furnished and not filed.

Safe Harbor Statement

This Form 8-K contains statements regarding the work force reduction, total estimated termination benefits and facility costs and expected consummation of the two divestitures, which are “forward-looking statements” as defined under Section 21E of the Securities Exchange Act of 1934.  Such statements are based on the current assumptions and expectations of the Company’s management and are neither promises nor guarantees but involve risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those discussed in the forward-looking statements.  There can be no assurance that management’s expectations or forward-looking statements will be achieved. Important factors that could cause actual results to differ materially from those presently expected include: challenges in successfully implementing the reduction in force and related actions, unanticipated delays in the implementation of the reduction in force and related actions, unanticipated costs and expenses relating to the implementation of the reduction in force and related actions, and other events, factors and risks previously and from time to time disclosed in the Company’s filings with the Securities and Exchange Commission, including, but not limited to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.  The “forward-looking statements” included herein are made only as of the date of publication and the Company undertakes no obligation to update the information set forth in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: July 2, 2012	By:	/s/ Ken Sexton
	Name:	Ken Sexton
	Title:	Executive Vice President, Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press release dated July 2, 2012

*  Document furnished and not filed